Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1992-3

KEY PERFORMANCE FACTORS
March, 1998



Scheduled Maturity                                                 6/15/98


Coupon                                                  6.1000%



Excess Protection Level
   3 Month Average  9.16%
      March, 1998  10.84%
      February, 1998  8.55%
      January, 1998  8.07%


Cash Yield                                              25.59%


Investor Charge Offs                                    6.65%


Base Rate                                               8.10%


Over 35 Day Delinquency                                 5.48%


Seller's Interest                                       28.03%


Total Payment Rate                                      11.11%


Total Principal Balance                                $5,419,033,392.25


Investor Participation Amount                          $124,999,999.97


Seller Participation Amount                            $1,519,033,392.2